Earnings per share (Tables)	12 Months Ended
Dec. 31, 2024
Earnings per share
Schedule of reconciliation between basic and diluted net loss per share

	Year ended 31 December
	2024	2023	2022
Net loss (in US$)	(81,687,000)	(144,554,000)	(24,970,000)
Weighted average ordinary shares outstanding (in numbers)	71,547,323	29,912,257	6,628,695

Net loss per ordinary share (in US$):
Basic	(1.14)	(4.83)	(3.77)
Diluted	(1.14)	(4.83)	(3.77)